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                                                                   EXHIBIT 10.25

                               CELL PATHWAYS, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT

         STOCK OPTION AGREEMENT ("Agreement") made as of January 11, 2002 by and between CELL PATHWAYS, INC., a Delaware corporation ("Company"), and Brian J. Hayden, a resident of the Commonwealth of Pennsylvania ("Grantee").

         The Parties Hereto Do Hereby Agree As Follows:

         1. Grant of Option. The Company considers it desirable and in its best interest that, in light of the indebtedness of Grantee to the Company and in lieu of a previously considered grant of shares of restricted stock, Grantee as an employee, director and/or consultant to the Company be granted an additional option to purchase shares of the Company's Common Stock, $0.01 par value ("Common Stock"), in accordance with the Company's 1997 Equity Incentive Plan, as amended (the "Plan"). In consideration of Grantee's rendering services ("Services") as an employee, director and/or consultant of the Company during the requisite vesting periods, and in further consideration of the agreements and matter set forth herein, the Company therefore hereby grants to Grantee the right, privilege and option ("Option") to purchase an aggregate of 30,000 shares of Common Stock (the "Optioned Shares") at the price ("Exercise Price") of $6.35 per share thereof, in the manner and subject to the conditions hereinafter provided. This Option shall be treated as a non-qualified stock option under the Internal Revenue Code of 1986, as amended (the "Code").

         2. Option Exercise Period; Application of Proceeds. This Option may be exercised, with respect to vested shares, from the time such shares have vested pursuant to Section 3 hereof until the termination of the option pursuant to
Section 5 hereof; provided that if as of December 4, 2005 there shall be any indebtedness owed to the Company by the Grantee, the Grantee shall as of such date exercise the stock option for as many of the Optioned Shares as shall be required to generate after-tax funds sufficient to pay such indebtedness to the Company. At any time that Grantee shall exercise any portion of this stock option, Grantee shall immediately apply the after-tax funds generated by such exercise first to reduce any outstanding indebtedness then owed by the Grantee to the Company.

         3. Option Vesting Period. The Optioned Shares shall vest based upon the following schedule:

                  a. First Anniversary: On the last business day prior to the first anniversary of the date of this Agreement, the 30,000 Optioned Shares shall vest, provided that Grantee continues to render Services to the Company or a subsidiary of the Company on such date. Vesting will also occur during the period prior to the first anniversary date of this Agreement but after six months from the date of this grant to the extent that the Company and Grantee (while still rendering Services to the Company or a subsidiary of the Company) agree to an exercise of the option during such period with all after-tax proceeds being applied immediately to reduce

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         any outstanding indebtedness then owed by the Grantee to the Company.
         Any Optioned Shares which have not vested prior to the time Grantee ceases to continue to render Services to the Company or a subsidiary shall not vest, regardless of whether the cessation of Services is at the election of the Grantee for any reason, is at the election of the Company for any reason, or is the result of death, disability or other intervening cause.

         4. Method of Exercise. As to those Optioned Shares that have vested, the Option may be exercised by the Grantee executing, dating and delivering to the Secretary of the Company at the Company's principal place of business a written Option Exercise Notice in the form of Exhibit A attached hereto, accompanied by a check made payable to the Company in the amount of the aggregate Exercise Price for the number of shares for which the Option is then being exercised. If the Company is required to withhold on account of any present or future tax imposed as a result of such exercise, the notice of exercise shall be accompanied by a check made payable to the Company in the amount of such withholding. In connection with, and as part of the process of, any exercise of this option, appropriate arrangements will be made to ensure that the after-tax proceeds of such exercise are immediately applied to the reduction of any then outstanding indebtedness of Grantee to the Company.

         5. Termination of Option. Except as otherwise stated in this Agreement or as the parties may otherwise agree, the Option (to the extent not theretofore exercised) shall terminate and expire at 5:00 p.m., Philadelphia time, on the first to occur of (i) the day immediately prior to the 10th anniversary of the date of this Agreement, and (ii) the ninetieth day following the day on which Grantee ceases for any reason to render Services to the Company or its subsidiaries.

         6. Transfer of Option. This Option shall not be sold, assigned, pledged, hypothecated or otherwise transferred or disposed of in any way, whether by operation of law or otherwise, without the consent of the Company, and during the Grantee's lifetime shall be exercisable only by the Grantee or Grantee's guardian or legal representative.

         7. Capitalization Adjustments. Subject to the provisions of the Plan, if the outstanding shares of stock or other securities of the class then subject to the Option are increased or decreased, or are changed into or exchanged for a different number or kind of Company shares or other Company securities, in any such case as a result of one or more recapitalizations, stock splits, reverse stock splits, stock dividends or the like, then appropriate adjustments shall be made in the number and/or kind of Company shares or other Company securities for which the unexercised portion of this Option may thereafter be exercised, all without any change in the aggregate Exercise Price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the Exercise Price per share or other unit. No fractional share of Company stock shall be issued under the Option in connection with any such adjustment. Such adjustments shall be made by or under authority of the Company's Board of Directors or duly authorized Committee thereof, whose determinations as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.


         8. Certain Transactions. If at any time while this Option remains outstanding:


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                           a. any "person" (as such term is used in Sections
                  13(d) and 14(d) of the Exchange Act) other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, any person acquiring securities from the Company solely pursuant to written agreement with the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock in the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities, or

                           b. during any period of two consecutive years
                  commencing the day after the first election of directors following termination of the stockholder voting provisions of the Company's Stockholders' Agreement dated as of December 10, 1992, as amended, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clauses (a) (c) or (d) of this Section) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof, or

                           c. the stockholders of the Company approve a merger
                  or consolidation of the Company with any other corporation, other than a merger or consolidation where no person within the meaning of subsection (a) above becomes the "beneficial owner" (as defined above) of 20% or more of the resulting voting power and where the voting securities of the Company outstanding immediately prior thereto continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving or controlling entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving or controlling entity outstanding immediately after such merger or consolidation, or

                           d. the stockholders of the Company approve a plan of
                  complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets,

(each of (a), (b), (c) and (d) above, an "Acceleration Event"), then the Option shall become vested and may be exercised as to all Optioned Shares for which it has not previously been exercised, and all Optioned Shares for which the Option has been exercised but which have not yet vested shall vest.

         Upon the occurrence of an Acceleration Event the Company's Stock Option Committee shall provide for cancellation of the unexercised portion of the Option as of the Cancellation Date; provided, however, that (i) if the Option has been held for less than six months then for purposes of such cancellation the Acceleration Event and/or Cancellation Date shall be restricted in such manner


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as the Company's Stock Option Committee may determine necessary to comply with the conditions and requirements of Rule 16b-3; (ii) in the event of a transaction described in clause (c) that is treated as a pooling of interests for accounting purposes, if required for such accounting treatment, outstanding options shall not be cancelled but, instead, the surviving corporation (or the parent of the surviving corporation) shall assume outstanding options (or grant options in substitution for the outstanding options) on terms comparable to the outstanding options; and (iii) in the event of a transaction described in clause
(c) that is not treated as a pooling of interests for accounting purposes, the Committee may determine that outstanding options will not be cancelled and that the surviving corporation (or the parent of the surviving corporation) shall assume outstanding options (or grant options in substitution for the outstanding options) on terms comparable to the outstanding options.

         "Cancellation Date" shall mean (i) the 60th day following the occurrence of any Acceleration Event described in clause (a) or (b) of the first sentence hereof, and (ii) the closing of any merger, consolidation, liquidation or sale of assets stockholder approval of which constituted an Acceleration Event under clause (c) or (d) of the first sentence hereof. Upon cancellation of the Option pursuant to an Acceleration Event under clause (a), (b) or (d) of the first sentence hereof, the Company shall make, and upon cancellation of the Option following an Acceleration Event under clause (c) of the first sentence hereof, the Company may make, in exchange therefor, a cash payment under the Option in an amount equal to the product of the number of Optioned Shares covered by the unexercised portion of the Option multiplied by the difference between the Exercise Price and (i) in the case of a transaction described in clause (a) or (b) of the first sentence hereof, the highest fair market value of an Optioned Share at any time during the 60-day period immediately preceding the Cancellation Date, and (ii) in the case of a transaction described in clause (c) or (d) of the first sentence hereof, the fair market value of an Optioned Share on the Cancellation Date. The "fair market value" of Optioned Shares shall be determined by the Company's Stock Option Committee by reference to any national securities market on which the Optioned Shares may then be trading, or as otherwise determined by the Company's Stock Option Committee.

         9. Securities Laws. Grantee hereby represents and agrees for himself or herself, and for Grantee's transferees by will or the laws of descent and distribution, that unless a registration statement under the Securities Act of 1933, as amended, is in effect as to shares purchased upon any exercise of the Option, (i) any and all shares so purchased shall be acquired for his personal account and not with a view to or for sale in connection with any distribution, and (ii) each notice of the exercise of any portion of the Option shall be accompanied by a representation and warranty in writing, signed by the person entitled to exercise the same, that the shares are being so acquired in good faith for his personal account and not with a view to or for sale in connection with any distribution. Notwithstanding anything else contained in this Agreement, no share of stock or other securities shall be issued pursuant to any exercise of the Option unless and until, in the opinion of counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or incur any liability under any federal, state or other securities laws, any requirement of any securities exchange listing agreement to which the Company may be a party, or any other requirement of law or of any regulatory body having jurisdiction over the Company.


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         10. Stock Restrictions. No shares of stock or other securities issued upon exercise of the Option may be sold, assigned, pledged, hypothecated or otherwise transferred or disposed of in any way unless and until, in the opinion of counsel for the Company, such securities may be so transferred or disposed of without causing the Company to be in violation of or incur any liability under any federal, state or other securities laws, any requirement of any securities exchange listing agreement to which the Company may be a party, or any other requirement of law or of any regulatory body having jurisdiction over the Company.

         11. Restrictive Legends. Unless and until otherwise permitted by this
Section 11, or unless in the opinion of counsel for the Company such legend is not required, each certificate for stock or other securities issued pursuant to exercise of this Option shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, ARE HELD FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE SOLD, TRANSFERRED OR DISTRIBUTED AT ANY TIME UNLESS A REGISTRATION STATEMENT IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES ACT OF 1933 COVERING SUCH SHARES OR UNLESS, IN THE OPINION OF COUNSEL FOR THE COMPANY, SUCH A REGISTRATION STATEMENT IN NOT REQUIRED".

The Company may order its stock transfer agents to stop the transfer of any shares of stock or other securities bearing the legend set forth in this Section 11 until the conditions of Section 10 hereof with respect to the transfer of such stock or other securities have been satisfied.

         12. Stock Option Plan. The Option is subject to, and the Company and Grantee agree to be bound by, all of the terms and conditions of the Plan, as the same shall have been amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive Grantee, without his consent, of this Option or any of his rights hereunder. Pursuant to the Plan, the Company's Stock Option Committee is vested with final authority to interpret and construe the Plan and the Option, and is authorized to adopt rules and regulations for carrying out the Plan. A copy of the Plan in its present form is available for inspection during business hours by Grantee or other persons entitled to exercise this Option at the Company's principal office.

         13. No Employment or Stockholder Rights. Neither this Agreement nor the establishment of the Plan shall be construed to (i) give Grantee any right to become employed by, or continue to be a director of, or consultant to, the Company or any of its subsidiaries, (ii) give Grantee any benefits not specifically provided by this Agreement, or (iii) in any manner limit the right of the Company or any of its subsidiaries to modify, amend or terminate the Plan or any of its other benefit plans. Employment may be terminated by the Grantee or the Company at any time for any reason, in which event shares will vest or fail to vest in accordance with Section 3 hereof. Grantee shall not have any rights as a stockholder of the Company with respect to any of the Optioned Shares until such time as such shares have been delivered to Grantee.


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         14. Notices. Any notice to be given to the Company shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to Grantee shall be addressed to Grantee at the address given beneath Grantee's signature hereto or at such other address as Grantee may hereafter designate in writing to the Company.

         15. Governing Law. This Agreement shall be governed by the laws of the State of Delaware, other than its conflict laws provisions.

         IN WITNESS WHEREOF, the Company has entered into this Agreement and granted the Option as of the date of this Agreement first written above.


                                     CELL PATHWAYS, INC.


                                     By  /s/ Martha E. Manning
                                       ----------------------------------------
                                     Martha E. Manning
                                     Senior Vice President, General Counsel and
                                       Secretary

                                     ACCEPTED:

                                     /s/ Brian J. Hayden
                                     ------------------------------------------
                                     Brian J. Hayden


                                     ------------------------------------------
                                     Street Address


                                     ------------------------------------------
                                     City and State


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EXHIBIT A


                             OPTION EXERCISE NOTICE



To: Cell Pathways, Inc.

Attention: Secretary


         The undersigned hereby exercises his/her option to acquire shares
of          [e.g., Common Stock] (the "Securities") pursuant to the option granted to the undersigned in that certain Stock Option Agreement (the
"Agreement") dated          ,19__, by and between Cell Pathways, Inc. (the
"Company") and the undersigned, and in connection with this exercise does hereby tender herewith as provided in the Agreement the full Exercise Price (as defined in the Agreement) with respect to the Securities, and does hereby represent and warrant to the Company that the Securities are being acquired in good faith for the undersigned's own account and not with a view to or for sale in connection with any distribution.

         IN WITNESS WHEREOF, the undersigned has signed this Option Exercise Notice as of the date written below.


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                                          Signature



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                                          Print Name



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                                          Date



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